Exhibit 99

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[LOGO]

A Strategy That Clicks

The Transition from Online Start-Up
To Diversified Industry Leader

March 2005

Cautionary Statement

Certain statements set forth in this presentation consist of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to its safe harbor provisions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of the Company to be different from any future results, performance, and achievements expressed or implied by these statements.

They should be read in conjunction with the Company’s most recent annual report on Form 10-K and other reports filed with the Securities and Exchange Commission containing a discussion of the Company’s business and of various factors that may affect it, including those factors discussed under the caption “Item 1. Business-Risks Relating to NetBank’s Business” in our annual report on Form 10-K.

Statements in this presentation may also include adjusted non-GAAP financial measures governed by Regulation G. For a reconciliation of these measures and other information required by Regulation G, please refer to the reconciliation tables at the end of this presentation.

[LOGO]

Discussion Points

•                  Competitive landscape

•                  Company overview

•                  Income diversification strategy

•                  Q&A

[LOGO]

The Changing Consumer Market

Internet Usage

Gender
Women	61%
Men	66%
Age
18-29	78%
30-49	74%
50-64	60%
65+	25%
Household Income
Less than $30K	44%
$30K - 50K	69%
$50K - $75K	81%
More than $75K	89%
Educational Degree
High School	52%
College	88%

Source: Pew Internet & American Life Project, 2004

U.S. Broadband Penetration

Broadband connections surpass
narrowband for the first time

Connection Speeds - U.S. Households

	July 2003	July 2004
Broadband	38%	51%
Narrowband	62%	49%

Source: Nielsen/NetRatings

Online Banking Adoption

[CHART]

Source: Online Banking Report, January 2005

Online Bill Pay Adoption

[CHART]

Source: Online Banking Report, January 2005

Small Business
Online Banking Adoption

[CHART]

Source: Online Banking Report, January 2005

Branch Expansion

	1994	2004	% Change
Total Banks	12,700	9,000	-29%
Total Branches	78,000	90,000	+15%

Source: FDIC

[LOGO]

NetBank Past & Present

Quick Facts

•                  270,000 customers

•                  Country’s leading online bank

•                  Top 25 mortgage originator

•                  Second largest-bank operated ATM network

•                  Niche-oriented growth strategy

•                  Seasoned management team with traditional banking background

Customer Profiles

Retail

•                  Mid 40s in age

•                  Professional

•                  Two-income household

•                  Homeowner

•                  Average account balance of $11,412

•                  Possess clear, long-term financial goals

•                  Time-starved, tech-savvy

Commercial

•                  Community banks with limited resources

•                  Small businesses and merchants with annual revenue between $200K and $5M

Total Deposits

[CHART]

Conforming Loan Production

[CHART]

Non-Conforming Loan Production

[CHART]

Balance Sheet Turn

[CHART]

Note: Balance sheet turn is a metric the company uses to track the velocity of its loan sales into the secondary market. It is calculated by dividing loan sales into assets.

Cost of Funds

(As of December 30, 2004; $ in 000s)

Interest-Bearing Liabilities	Average Yield/Rate	Average Balance
Checking	1.24%	$236,029
Money market	1.76%	$1,184,043
CDs	2.86%	$944,443
Short-term debt	2.20%	$905,173
FHLB advances	3.94%	$690,604
Subordinated debt	5.40%	$11,857
Convertible subordinated debt	0%	$0
TOTAL	2.48%	$3,972,149

Average Asset Yields

(As of December 30, 2004; $ in 000s)

Interest-Earning Assets	Average Yield/Rate	Average Balance
Short-term investments	1.52%	$100,101
Investment securities(1)	4.32%	$673,199
Loans held for sale(2)	6.36%	$1,486,769
Loans and leases receivable(2)	5.03%	$2,107,644
TOTAL	5.29%	$4,367,713

(1)   Based on amortized cost; changes in fair value are not considered

(2)   No separate treatment has been made for non-accrual loans

Return on Assets

[CHART]

Note: 2002 results have been normalized to exclude $73.8 million in acquisition-related charges. Actual 2002 ROA was -.45%. 2004 results have also been normalized to exclude $29.0 million in CMC-related provision expense. Actual 2004 ROA was .09%. For additional detail on both years, please refer to the reconciliation tables at the end of this presentation.

Return on Equity

[CHART]

Note: 2002 results have been normalized to exclude $73.8 million in acquisition-related charges. Actual 2002 ROE was -4.30%. 2004 results have also been normalized to exclude $29.0 million in CMC-related provision expense. Actual 2004 ROE was .98%. For additional detail on both years, please refer to the reconciliation tables at the end of this presentation.

Capital Position

		OTS Capitalization Requirements
	NetBank	Well	Adequate
Tier 1 (Core) Capital / Tangible Assets	6.73%	5%	4%

Total Capital / Risk-Weighted Assets	11.30%	10%	8%

Book Value

[CHART]

[LOGO]

NetBank in the Future

Earnings Diversification

Strategic Vision

$135 million, pre-tax, income

Three- to six-year timeframe

[CHART]

Segment Detail

($ in 000s)	Strategic Vision

Retail Banking
NetBank FSB	$18,425
Servicing Asset	0
NetBank Business Finance	11,000
Dealer Financial Services	19,575
Allocated Other	(4,000)
Subtotal	$45,000

Financial Intermediary
Conforming Production: Wholesale and Correspondent	$8,500
Conforming Production: Market Street	8,500
MG Reinsurance	2,000
Non-Conforming Production	30,000
Allocated Other	(4,000)
Subtotal	$45,000

Transaction Processing
Servicing Factory	$10,000
NetInsurance	2,500
NetBank Payment Systems	10,000
Unidentified M&A/Start-Ups	26,500
Allocated Other	(4,000)
Subtotal	$45,000

$135,000

Potential P/E Expansion

	P/E RANGE
Business Segment	Low	High

Banking	10	16

Financial Intermediary	6	8

Transaction Processing	20	30

Banking Assumptions

•                  Growth in bank earning assets toward $4.75B

•                  Monthly auto loan production of $100M

•                  Monthly lease production of $20M

Bank Earning Assets

[CHART]

Bank Spread After Provision

[CHART]

Note: Q4 2004 results have been normalized to exclude $29.0 million in CMC-related provision expense. The actual net interest income margin after provision for Q4 2004 was -.80%. For additional detail on 2004 results, please refer to the reconciliation table at the end of this presentation.

Bank Expense Margin

[CHART]

Auto Loan Production

[CHART]

Note: The decline in production during Q3 2004 was attributable mostly to hurricane activity in Florida.

Lease Production

[CHART]

Financial Intermediary
Assumptions

•                  Growth in monthly non-conforming production toward $333M

•                  Continued rebalancing of conforming operation away from correspondent business into retail and niche, purchase-oriented products

Non-Conforming Production

[CHART]

Retail Conforming Production

[CHART]

Transaction Processing
Assumptions

•                  Significant momentum in initiatives underway

•                  Acquisitions and/or start-up activity

NPS ATMs & POS Terminals

[CHART]

ATM Transactions Processed

[CHART]

Mortgage Loans Serviced

[CHART]

[LOGO]

Initiatives Too New to Rate

NetServ
Private-Label Small Business Banking

[GRAPHIC]

Electronic Check Clearing

• Business Checks

• Consumer Checks

[GRAPHIC]

Small Business

[GRAPHIC]

Branch

[GRAPHIC]

Bank of First Deposit

[GRAPHIC]

IE File

[GRAPHIC]

ARC/ACH File

[GRAPHIC]

IRDs EDS Print Site

[GRAPHIC]

3890 Processor

[GRAPHIC]

• Paying Bank

• Clearing Entity

• Federal Reserve

Customer and Operational Benefits

Eliminates:

• Transportation to Bank

• Night Drop Deposit

• Teller Function

Eliminates:

• Incoming Transportation

• Bank Capture (3890, 7780)

• Proof & Encoding function

• Cash Letter Prep (reduction)

• Balancing Function

Significantly Reduces

• Transportation

• 3890 Capture (incoming)

Clearing Benefits

• Accelerated Clearing

• Less Float

• Extended processing windows

• Reduction in Clearing Fees

• In-district Fed clearing fees vs. out-of-district fees

• Direct presentment vs. correspondent clearing fees

Electronic Check Clearing

NetBank Payment Processing

Small Business Customer

[GRAPHIC]

Remittance Customer

[GRAPHIC]

Customer or NetBank Remittance Center

[GRAPHIC]

Account Credit

[GRAPHIC]

NetBank ECC Processing Engine

[GRAPHIC]

AR

[GRAPHIC]

Image Replacement Docs /MICR

[GRAPHIC]

Image Exchange For Check 21

[GRAPHIC]

ARC/ACH File

Remote Printing

[GRAPHIC]

Distributed Print Server

[GRAPHIC]

• Paying Bank

• Clearing Entity

• Federal Reserve

[LOGO]

Questions & Answers

Investor Relations Contact

Matthew Shepherd

Director, Corporate Communications

678-942-2683

mshepherd@netbank.com

Reconciliation of Non-GAAP Financial Measures
to GAAP Financial Measures

The following reconciliation table relates to the data presented in slides 20 and 21.

($s in millions, except per share data)

2002
Net Income	$(15.9)

Pre-tax income	$(26.0)
Non-core expenses	73.8
Pre-tax core earnings	47.8
estimated taxes	(17.4)
Core earnings	$30.4

Earning per share	$(0.36)
CMC provision expense	1.04
Core earnings per share	$0.68

Average assets	$3,491
Average equity	$369

Return on average assets	(0.45)%
Return on average equity	(4.30)%

Core return on average assets	0.87%
Core return on average equity	8.24%

Reconciliation of Non-GAAP Financial Measures
to GAAP Financial Measures

The following reconciliation table relates to the data presented in slides 20, 21 and 30.

($s in 000s, except per share data)

2004
Net Income	$4,220

Pre-tax income	$6,330
CMC provision expense	29,000
Pre-tax core earnings	35,330
estimated taxes	(13,139)
Core earnings	$22,191

Earning per share	$0.09
CMC provision expense	0.38
Core earnings per share	$0.47

Average assets	$4,821,861
Average equity	$430,911

Return on average assets	0.09%
Return on average equity	0.98%

Core return on average assets	0.46%
Core return on average equity	5.15%

[LOGO]

A Strategy That Clicks

The Transition from Online Start-Up
To Diversified Industry Leader

March 2005